CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT

AND SECTION 906 OF THE SARBANES-OXLEY ACT

Christian Pittard, Principal Executive Officer, and Andrea Melia, Principal Financial Officer, of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2015 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRINCIPAL EXECUTIVE OFFICER
Aberdeen Global Income Fund, Inc.

/s/ Christian Pittard
Christian Pittard
Date: December 29, 2015

PRINCIPAL FINANCIAL OFFICER
Aberdeen Global Income Fund, Inc.

/s/ Andrea Melia
Andrea Melia
Date: December 29, 2015

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.